SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 1997

                         First West Chester Corporation
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             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)

      0-12870                                             23-2288763
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(Commission File No.)                         (IRS Employer Identification No.)

              9 North High Street, West Chester, Pennsylvania 19380
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(610) 692-3000
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Registrant's Telephone Number


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ITEM 5.

On February 20, 1997, the Board of Directors of the First West Chester Corporation (the "Company") authorized a "4 for 3" stock split in the form of a 331/3% stock dividend payable April 21, 1997 to shareholders of record March 21, 1997.

In addition, the Board of Directors of the First West Corporation declared a regular first quarter dividend of $0.25 per share. The cash dividend is payable April 1, 1997 to shareholders of record March 1, 1997.

Attached as Exhibit 99.1, is a press release relating to this event.


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ITEM 7.  EXHIBITS

         99.1 Press Release dated February 20, 1997


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                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 24, 1997                FIRST WEST CHESTER CORPORATION


                                          By: /s/ Charles E. Swope
                                             ------------------------
                                             Charles E. Swope,
                                             Chairman of the Board and President



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                                  EXHIBIT 99.1


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                 [LETTERHEAD OF FIRST WEST CHESTER CORPORATION]




                                  Press Release
                             THE FIRST NATIONAL BANK
                                 OF WEST CHESTER
         A wholly-owned subsidiary of the First West Chester Corporation

                                    DECLARES
                              331/3% STOCK DIVIDEND
                           AND DECLARES FIRST QUARTER
                                  CASH DIVIDEND

         WEST CHESTER, February 20, 1997--The Board of Directors of First West Chester Corporation and its wholly-owned subsidiary, The First National Bank of West Chester, authorized a "4 for 3" stock split in the form of a 33 1/3% STOCK DIVIDEND payable April 21, 1997 to shareholders of record March 21.

         In addition, the Board of Directors of First West Chester Corporation declared a regular first quarter cash dividend of $0.25 per share, a 9% increase compared to the cash dividend declared in the same period last year. The cash dividend is payable April 1, 1997 to shareholders of record March 1. This is the 532nd consecutive quarterly cash dividend paid by the Organization. The quarterly cash dividend of $0.25 per share is based on shares of record March 1 before the stock dividend payable on April 21.

         Charles E. Swope, Chairman of the Board and President, said,"The First National Bank of West Chester is having another banner year. The stock dividend is the result of our continuing growth and profitability. We have earned the reputation as a Premier Community Bank in Pennsylvania by providing quality financial services, innovative products, and implementing an effective expansion program."

         For more information, you may contact John C. Stoddart, Shareholder Relations Officer, at (610) 344-2686.




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